Risk Management and Fair Values - Schedule of Subsidiaries are not Subject to Externally Imposed Capital Requirements (Details) - USD ($)	6 Months Ended	12 Months Ended
	Sep. 30, 2025	Mar. 31, 2025
Schedule of Subsidiaries are not Subject to Externally Imposed Capital Requirements [Abstract]
Total loans and long-term related party payable	$ 1,690,031	$ 1,875,355
Less: cash and cash equivalents	(191,371)	(748,721)
Net debt	1,498,660	1,126,634
Total equity	$ 5,143,431	$ 4,989,769
Gearing ratio	29.00%	23.00%